SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 28, 2000

B-FAST CORP.
(Exact name of registrant as specified in its charter)

1-10190		  Louisiana 			     72-0385274
    (Commission	    (State or other jurisdiction 	(IRS Employer
 File No.)		of incorporation)	 	Identification No.)


660 Newtown-Yardley Road, Newtown, Pennsylvania                   18940
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code          (215)  860-5600

AERO SERVICES INTERNATIONAL, INC.
(Former name)

ITEM 5.  OTHER EVENTS.

The information set forth in Exhibit 1 to the Current Report on Form 8-K is incorporated by reference as if more fully set forth herein.




                                     SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                                        B-FAST CORP.


                                              By: /s/ Paul R. Slack
                                                      Paul R. Slack
                                                      Chief Accounting Officer

EXHIBIT NUMBER                           DESCRIPTION


        1.                               Press Release dated July 19, 2000